Exhibit 32.1
Certification Pursuant to
18 U.S.C. §1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of IFTH Acquisition Corp. (the “Registrant”) on Form 10-K for the year ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William J. Caragol, Chief Executive Officer, President and Acting Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ William J. Caragol
William J. Caragol
Chief Executive Officer, President and Acting Chief Financial Officer December 24, 2008
A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.